UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 08, 2006 (Date of earliest event reported)
SUNTERRA CORPORATION (Exact name of registrant as specified in its charter)

MD (State or other jurisdiction of incorporation)	001-13815 (Commission File Number)	95-4582157 (IRS Employer Identification Number)

3865 West Cheyenne Avenue North Las Vegas, Nevada (Address of principal executive offices)		89032 (Zip Code)
(702) 804-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(b) On December 8, 2006, Sunterra Corporation, (the "Company"), upon approval by the Audit and Compliance Committee of its Board of Directors, engaged BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm.

During the Company's two most recent fiscal years, and the subsequent interim period through December 8, 2006, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. BDO's engagement will include the re-audit of the Company's financial statements for certain prior periods, as well as the audit of the Company's financial statements for the fiscal year ended September 30, 2006 and future audits.

On December 11, 2006, the Company issued a press release announcing the foregoing matters. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of SUNTERRA CORPORATION dated December 11, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2006	SUNTERRA CORPORATION By: /s/ Frederick C. Bauman Frederick C. Bauman Vice President, General Counsel and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SUNTERRA CORPORATION dated December 11, 2006